UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): February 21, 2006

OAK HILL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-26876	31-1010517
(State or jurisdiction of incorporation)	(Commission or file number)	(IRS Employer identification number)

14621 S. R. 93
Jackson, OH 45640
(Address of principal executive offices)

(740) 286-3283
(Registrant’s phone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01          Other Events

On February 21, 2006, Oak Hill Financial, Inc. issued a news release announcing that its Board of Directors has authorized the repurchase of up to 278,000 shares, or approximately 5%, of its outstanding common stock through open market or privately negotiated transactions. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 9.01           Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99	Press release of Oak Hill Financial, Inc., issued February 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Hill Financial, Inc.

/s/ Ron J. Copher

Date: February 22, 2006	Ron J Copher
Chief Financial Officer,
Treasurer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of Oak Hill Financial, Inc., issued February 21, 2006.

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